                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 30, 2002
                     Date of Report (Date of earliest event
                                   reported):

                        COMMERCIAL NET LEASE REALTY, INC.
             (Exact name of Registrant as specified in its Charter)

          Maryland                                     0-12989                                 56-1431377
(State or Other Jurisdiction of               (Commission File Number)              (IRS Employer Identification Number)
Incorporation or Organization)


                             450 South Orange Avenue
                                    Suite 900
                             Orlando, Florida 32801
          (Address of principal executive offices, including zip code)

                                 (407) 650-1000
              (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS


         Concurrently with the filing of this Current Report on Form 8-K, the Registrant filed a Prospectus Supplement to the Registration Statement on Form S-3, File No. 333-53796 (the "Registration Statement"), with respect to the offering by the Registrant of $50,000,000 aggregate principal amount of its 7.75% Notes due 2012. The Registration Statement was declared effective by the Securities and Exchange Commission on May 1, 2001.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.


                           Each exhibit listed below is being filed pursuant to
                  the applicable subsection of Item 601(b) of Regulation S-K, in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement




   EXHIBIT NO.                                                   DESCRIPTION
-------------------     ----------------------------------------------------------------------------------------------
        1.2*            Form of Underwriting Agreement which is being filed pursuant to Regulation S-K.

        4.1             Form of Indenture (filed as Exhibit 4.1 of the Registrant's Current Report on Form 8-K dated
                        March 20, 1998, and incorporated herein by reference).
       4.2*             Form of Fourth Supplemental Indenture.

       4.3*             Form of 7.75% Note due 2012.

         5*             Opinion of Shaw Pittman LLP.

        12*             Statement of Computation of Ratios of Earnings to Fixed Charges.

      23.1*             Consent of Shaw Pittman LLP (contained in the opinion filed as Exhibit 5 hereto).

      23.2*             Consent of KPMG LLP.

        25              Statement of Eligibility of Trustee (filed as Exhibit 25 of the Registrant's current Report on
                        Form 8-K dated March 20, 1998 and incorporated herein by reference.)



--------------------------------

* Filed herewith.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                   COMMERCIAL NET LEASE REALTY, INC.



Date: June 3, 2002                 By:  /s/ Kevin B. Habicht
                                       ----------------------------------------
                                        Kevin B. Habicht
                                        Chief Financial Officer